The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320

                      Supplement dated November 30, 1999 to
                        Prospectus Dated November 1, 1999

1.       Small Cap Fund Subadvisory Agreement

         Subject to shareholder approval, it is expected that effective on or about January 1, 2000, Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, will assume subadvisory responsibility for the Preferred Small Cap Fund ("Fund").

         Robert E. Turner is the Chairman and controlling shareholder of Turner. The portfolio managers of the Fund, each of whom can be considered to have primary responsibility for the day-to-day management of the Fund, will be:
Bill McVail, Chris McHugh and Frank Susteric. Mr. McVail, Senior Equity Portfolio Manager at Turner, is the lead manager of the Fund. Mr. McVail joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience. Mr. McHugh, Senior Equity Portfolio Manager at Turner, is the co-manager of the Fund. Mr. McHugh joined Turner in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years of investment experience. Mr. Sustersic, a Senior Equity Portfolio Manager at Turner, is also co-manager of the Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 8 years of investment experience.

         In selecting investments for the Fund, Turner seeks to invest primarily (and, under normal conditions, at least 65% of the Fund's total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $3 billion that Turner believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $2 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by Turner). The Fund may invest up to 10% of its total assets in ADRs.

         Caterpillar Investment Management Ltd. will pay Turner a fee based on the Fund assets managed or advised by Turner (the "Fund Assets") together with any other assets managed or advised by Turner relating to Caterpillar Inc. or any of its affiliates. (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") It is expected that the subadvisory fee will be calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the

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Combined Assets at the annual rate of 0.75% of Combined Assets. This amount is then allocated based upon the ratio of Fund Assets to Combined Assets.

         American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. For purposes of its investment policies, the Fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.


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2.  Amendment to Small Cap Fund Management Contract

         Subject to shareholder approval, it is expected that effective on or about January 1, 2000, the management fee paid by the Fund under the management contract dated October 26, 1995 (the "Management Contract," and as amended, the "Amended Agreement") to Caterpillar Investment Management Ltd. will be increased.

         COMPARATIVE EXPENSE INFORMATION. The following table summarizes the current and pro forma expenses borne by the Fund assuming each of the Management Contract and Amended Agreement had been in effect during the fiscal year ended June 30, 1999.



                          Management Fees       Other Expenses            Total Fund
                                                                      Operating Expenses


Management Contract            .75%                  .17%                    .92%
Amended Agreement              1.00%                 .17%                   1.17%


         The example below is intended to help you compare the cost of investing in the Fund under the Management Contract and the Amended Agreement. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                  1 Year           3 Years           5 Years         10 Years


       Management Contract          $94             $293              $509            $1,131
       Amended Agreement           $119             $372              $644            $1,420


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